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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
          ACT OF 1934

          Date of Report (Date of earliest event reported):  December 4, 1998



                             DAMARK INTERNATIONAL, INC.
               (Exact name of Registrant as specified in its charter)



        MINNESOTA                      1-19902                      41-1551116
(State of Incorporation)      (Commission File Number)   (I.R.S. Employer Identification No.)



                             7101 Winnetka Avenue North
                            Minneapolis, Minnesota 55428
                      (Address of principal executive offices)
                                     (Zip Code)

                                   (612) 531-0066
                (Registrant's telephone number, including area code)





                          EXHIBIT INDEX LOCATED AT PAGE 4

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ITEM 5.   OTHER EVENTS.

     On December 4, 1998, Damark International, Inc. and First Union National Bank entered into Amendment No. 1 to Loan and Security Agreement modifying the adjusted net worth calculation and the adjusted net worth covenant set forth in the Loan and Security Agreement dated August 20, 1998 between the parties.

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ITEM 7.   EXHIBITS.

     1. Form of Amendment No. 1 to Loan and Security Agreement, dated as of December 4, 1998 between Damark International, Inc. and First Union National Bank.


                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

                                        DAMARK INTERNATIONAL, INC.


                                        /s/ Stephen P. Letak
                                        -----------------------------
Date: December 21, 1998                 By:  Stephen P. Letak
                                        Its: Executive Vice President -
                                             Chief Financial Officer

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                                   EXHIBIT INDEX

EXHIBIT NO.

     1. Form of Amendment No. 1 to Loan and Security Agreement, dated as of December 4, 1998 between Damark International, Inc. and First Union National Bank.